SEGMENT INFORMATION AND REVENUE ANALYSIS	12 Months Ended
Dec. 31, 2017
SEGMENT INFORMATION AND REVENUE ANALYSIS [Abstract]
SEGMENT INFORMATION AND REVENUE ANALYSIS
4.	SEGMENT INFORMATION AND REVENUE ANALYSIS

The Group's chief operating decision maker is the Chief Executive Officer, who reviews consolidated results of operations when making decisions about allocating resources and assessing performance of the Group.

The Group primarily operates in the PRC, all of the Group's long-lived assets are located in the PRC and majority of the Company’s revenues for the years ended December 31, 2015, 2016 and 2017 were generated from the PRC.

After the disposal as described in Note 3, the Company still has one operating segment, which is digital television related products and services. The gross revenues consist of the following:

	For the years ended December 31,
	2015	2016	2017

Revenues from continuing operations
Products	$248	$618	$790
Services
Cloud platform operations	412	2,019	2,341
Head-end system integration	527	708	1,846
Head-end system development	735	895	1,224

Subtotal	1,674	3,622	5,411

Total revenues	$1,922	$4,240	$6,201

Revenues generated by the discontinued operations, which were included in income from operations of discontinued operations, consisted of revenues from products of $46,150, $43,504 and nil, and revenues from services of $5,630, $4,541 and nil for the years ended December 31, 2015, 2016, and 2017, respectively.

VAT refunds of $9, $57 and $92 from continuing operations were included in revenues and $4,120, $3,062 and nil from discontinued operations were included in income from operations of discontinued operations for the years ended December 31, 2015, 2016 and 2017, respectively.